UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): (July 17, 2026)
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agilon health, inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40332	37-1915147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

440 Polaris Parkway, Suite 550
Westerville, Ohio		43082
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 562 256-3800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AGL	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 17, 2026, agilon health, inc. (the "Company") provided notice to Girish Venkatachaliah, the Company's Chief Technology Officer, that Mr. Venkatachaliah’s employment with the Company will terminate effective August 1, 2026 (the “Separation Date”). In connection with Mr. Venkatachaliah’s separation from employment, the Company provided Mr. Venkatachaliah with a Severance Agreement and General Release (the “Severance Agreement”) which will become effective eight days following Mr. Venkatachaliah’s execution of the Severance Agreement. Concurrently, the Company and Mr. Venkatachaliah intend to enter into a Consulting Agreement (the “Consulting Agreement”) effective as of August 1, 2026 and pursuant to which Mr. Venkatachaliah will provide the Company with transition consulting services through December 31, 2026 for no consideration other than the continued equity award vesting referenced below.
The Severance Agreement provides that Mr. Venkatachaliah will be entitled to receive severance benefits consisting of cash severance totaling $766,063.00 (to be paid in installments over twelve months following the Separation Date), as well as continued vesting through April 30, 2027 (as though Mr. Venkatachaliah had remained employed with the Company through that date, and subject to any applicable performance-based vesting requirements) of the transformation equity award granted by the Company to Mr. Venkatachaliah in 2025 as well as the other outstanding time/service-vesting restricted stock unit awards previously granted by the Company to Mr. Venkatachaliah that are scheduled to vest on or before April 30, 2027.
The foregoing summary of the Severance Agreement, including the Consulting Agreement attached thereto, does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibit 10.1 hereto and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

10.1	Severance Agreement and General Release, dated as of July 17, 2026, by and between agilon health, inc. and Girish Venkatachaliah.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

agilon health, inc.

Date:	July 21, 2026	By:	/s/ JEFFREY SCHWANEKE
Jeffrey Schwaneke Chief Financial Officer